                          SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant  /X/
     Filed by a Party other than the Registrant  / /

     Check the appropriate box:
     / /  Preliminary Proxy Statement
     / /  Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))
     /X/  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             PELICAN FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ No fee required.
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

          ----------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                      PELICAN FINANCIAL, INC.
   [LOGO]           315 EAST EISENHOWER, SUITE 10       ANN ARBOR, MI 48108
                             (800) 242-669               Fax (734) 662-3630


================================================================================



                                                                  March __, 2001


Dear Stockholder:


         We invite you to attend our annual meeting of the stockholders of Pelican Financial, Inc., which will be held on Wednesday, April 25, 2001, at 9:30 a.m. local time at The Crowne Plaza Hotel, 610 Hilton Boulevard, Ann Arbor, Michigan.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, members of management will also report on our operations and other matters affecting Pelican Financial. Our directors and officers, as well as a representative of our independent auditors, Crowe Chizek and Company LLP, are expected to be present to respond to any questions that shareholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the meeting and voting in person, but will assure that your vote is counted if you are unable to attend the meeting. YOUR VOTE IS VERY IMPORTANT.

         Refreshments will be available prior to the Meeting, during which time the members of the Board of Directors hope to visit with you personally.

                                   Sincerely,

                                   /s/ Charles C. Huffman

                                   Charles C. Huffman
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                             PELICAN FINANCIAL, INC.
                               315 EAST EISENHOWER
                            ANN ARBOR, MICHIGAN 48108
                                 (800) 242-6698
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2001
--------------------------------------------------------------------------------

To our shareholders:

         The Annual Meeting of Shareholders of Pelican Financial, Inc. will be held on Wednesday, April 25, 2001, at 9:30 a.m. local time at The Crowne Plaza Hotel, 610 Hilton Boulevard, Ann Arbor, Michigan.

         At our meeting, we will ask you to act on the following matters:

         1. ELECTION OF DIRECTORS. Elect three persons to the Board of Directors to serve for a term of three years. Michael L. Hogan, Robert C. Huffman and Howard M. Nathan are the nominees.

         2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratify the appointment of Crowe Chizek & Company, LLP as independent public accountants for the year ending December 31, 2001.

         If you sign the proxy card enclosed, you also permit the proxy holder to vote, in their discretion, upon other matters that may come before the annual meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the annual meeting.

         If you were a shareholder of record at the close of business on March 10, 2001, you may vote at the meeting or at any postponement or adjournment of the meeting.

         IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                          By Order of the Board of Directors

                                          /s/ Raleigh E. Allen, Jr.

                                          Raleigh E. Allen, Jr.
                                          Secretary

Dated:  March 28, 2001
Ann Arbor, Michigan

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                             PELICAN FINANCIAL, INC.
                               315 EAST EISENHOWER
                            ANN ARBOR, MICHIGAN 48108
                                 (800) 242-6698
--------------------------------------------------------------------------------

         This proxy statement contains information about the annual meeting of shareholders of Pelican Financial, Inc. to be on Wednesday, April 25, 2001, at 9:30 a.m. local time at The Crowne Plaza Hotel, 610 Hilton Boulevard, Ann Arbor, Michigan, and at any postponements or adjournments of the meeting.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this Proxy Statement and the enclosed proxy card because you were a shareholder of Pelican Financial on March 10, 2001. Our Board of Directors chose this day as the record date for shareholders entitled to vote at the Annual Meeting of Shareholders. The Board of Directors is soliciting your vote at the Annual Meeting of Shareholders.

         This Proxy Statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We began sending this Proxy Statement, Notice of Annual Meeting and the enclosed proxy card on or about March 28, 2001 to all shareholders entitled to vote. On the record date, there were 3,992,836 shares of our common stock issued and outstanding. The common stock is our only class of stock outstanding. We are also sending our Annual Report/Form 10-K for the fiscal year ended December 31, 2000 along with this Proxy Statement. The Annual Report/Form 10-K is not to be deemed a part of the material for the solicitation of proxies.

HOW DO I VOTE BY PROXY?

         You vote your proxy by completing the proxy card enclosed in accordance with its instructions, signing and dating the proxy and returning it in the postage-paid envelope. You may also just sign and date your proxy card and return it. Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

         o        "FOR" the election of all three nominees for director, and

         o "FOR" ratification of the appointment of Crowe Chizek and Company, LLP as independent accountants for the year ending December 31, 2001.

         The proxy card confers authority on the proxy named in the proxy card to vote with respect to:

         1. The election of any person as a director should the nominee be unable to serve, or for good cause, will not serve,

         2. Other proposals for which management did not have notice at least 45 days prior to the date on which we mailed our notice of annual meeting for the prior year's annual meeting of stockholders, and

         3.       Matters incidental to the conduct of the meeting.

         On these other matters, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this Proxy Statement was mailed, we knew of no matters that needed to be acted upon at the meeting, other than those discussed in this Proxy Statement.

HOW MANY VOTES DO I HAVE?

         The number of votes you have is dependent on the number of shares of common stock you own. Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request. Attendance at the meeting will not by itself revoke a previously granted proxy.

HOW DO I VOTE IN PERSON?

         If you plan to attend the meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank, or other nominee, you must bring a proxy card and letter from the nominee authorizing you to vote the shares and indicating that you were the beneficial owner of the shares on March 10, 2001, the record date for voting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies that are marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

         The three nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

         In order to ratify the selection of independent accountants, the accountants must receive the affirmative vote of a majority of the votes represented and voting at the meeting. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

         In order to approve any other matters that may properly come before the meeting, generally, a majority of those votes cast by stockholders shall be sufficient to pass on the matter. However, there may be occasions where a greater vote is required by law, or by our Certificate of Incorporation or Bylaws.

WHAT ARE THE COSTS OF SOLICITATION OF PROXIES?

         We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF PELICAN FINANCIAL'S COMMON STOCK?

         Persons and groups owning in excess of 5% of the common stock are required to file reports with the Securities and Exchange Commission regarding their ownership pursuant to the Securities Exchange Act of 1934. Except as set forth in the following tables, we know of no person or entity, including any group of persons, who or which is the beneficial owner of more than 5% of the outstanding shares of common stock on the record date. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract, or understanding, have, or share, the power to vote the stock, to sell it, or you have the right to acquire it within 60 days of the record date.

HOW MUCH STOCK DO PELICAN FINANCIAL'S DIRECTORS AND OFFICERS OWN?

         The following table shows the beneficial ownership of the Company's common stock as of March 10, 2001 by (i) our President and Chief Executive Officer; (ii) our four most highly compensated executive officers in 2000; (iii) each director and nominee for director; and (iv) by all directors and executive officers as a group.

                                                        BENEFICIAL
                                                       OWNERSHIP OF              PERCENT OF
NAME OF INDIVIDUAL                                 PELICAN FINANCIAL (1)            TOTAL
------------------                                 ---------------------            -----
Nominees for Director:
    Michael L. Hogan........................              5,000                      0.13%
    Robert C. Huffman.......................            317,175(2)                   7.94%
    Howard M. Nathan........................                350                      0.01%
Directors Continuing in Office:
    Charles C. Huffman......................          1,836,300(3)                  45.99
    Brenda L. Jones.........................                728(4)                   0.02
    Michael D. Surgen.......................             19,000(5)                   0.48
    Tim Ryan................................                  0                      0.00
    Raleigh E. Allen, Jr....................              1,125(4)                   0.03
    S. Lynn Stokes..........................                500(4)                   0.01
All directors and executive officers as a
group (9 persons)..........................           2,180,178(6)                  54.58

                                                        (FOOTNOTES ON NEXT PAGE)

(FOOTNOTES FROM PREVIOUS PAGE)
        --------------------
        (1) Unless otherwise indicated, includes all shares held directly by the named individuals as well as by spouses, minor children in trust, and other forms of indirect ownership, over which shares the named individual effectively exercises sole voting and investment power with respect to the indicated shares.
        (2) Includes 294,175 shares of common stock held in a trust for his benefit. Includes 9,000 shares of common stock underlying options exercisable within 60 days of the record date. Excludes 20,000 shares of stock underlying options that are not exercisable within 60 days of the record date.
        (3) Includes 10,800 shares of common stock underlying options exercisable within 60 days of the record date. Excludes 41,200 shares of common stock underlying options that are not exercisable within 60 days of the record date. Includes 9,000 shares of common stock owned by the spouse of Mr. Huffman for which Mr. Huffman disclaims beneficial ownership. Excludes 588,350 shares of common stock that are held a trust for the benefit of his two adult children for which Mr. Huffman disclaims beneficial ownership. 294,175 shares of common stock held in these trusts are included in Robert C. Huffman's total and 294,175 for the benefit of his daughter, Jennifer Goldstein, are not included in the table above.
        (4) Includes 500 shares of common stock underlying options exercisable within 60 days of the record date. Excludes 2,000 shares of stock underlying options that are not exercisable within 60 days of the record date.
        (5) Includes 14,000 shares of common stock underlying options exercisable within 60 days of the record date. Excludes 48,000 shares of stock underlying options that are not exercisable within 60 days of the record date.
        (6) Includes 34,300 shares of common stock underlying options that are exercisable within 60 days of the record date. Excludes 125,200 shares of stock underlying options that are not exercisable within 60 days of the record date. Excludes 294,175 shares of common stock that are held in a trust for the benefit of his adult daughter, Jennifer Goldstein, not employed by the Company for which Mr. Huffman disclaims beneficial ownership.


                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1:  ELECTION OF DIRECTORS

         GENERAL. We have nominated three directors for election at the annual meeting, which is the number of directorships fixed for the election of directors.

         We will nominate the persons named below, all of whom are present members of the Board of Directors of the Company, for election to serve until the annual meeting of shareholders for the year ended December 31, 2004. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board.

         THE NOMINEES. The directors standing for reelection are:


NAME OF INDIVIDUAL                     AGE (1)               PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
--------------------------------    ---------- ------------------------------------------------------
Michael L. Hogan                       48      Director of Pelican Financial since January 1999.  Mr. Hogan has been employed by NetPay USA, Inc. as Chief Financial Officer since
                                                 January 2001.  NetPay USA, Inc. is an employee leasing company.
                                                 From April 2000 to January 2001, Mr. Hogan was employed by
                                                 Maxcess, Inc., a company that specialized in enhanced
                                                 telecommunication services.  Vice President and Chief Financial
                                                 Officer of Pelican Financial from January 1999 until March 2000.
                                                 Employed in 1998 as the Regional Financial Officer for Regions
                                                 Financial Corp. and as a Senior Vice President and Chief Financial
                                                 Officer of Regions Bank, N.A., Regions Financial Corp.'s national bank subsidiary.  From 1996 to 1998, served as Vice President,
                                                 Treasurer, and SEC Compliance Officer for Key Florida Bancorp,
                                                 Inc.  From 1989 to 1996, practiced with Purvis, Gray and Company, an independent public accounting firm headquartered in Florida, as a certified public accountant.

                                       4



Robert Charles Huffman              30         Director of Pelican Financial and President of Washtenaw Mortgage
                                                 Company since January 2001.  Mr. Huffman has held various
                                                 management-level positions with Washtenaw since 1993, including
                                                 Vice President of Secondary Marketing since 1999 and Vice
                                                 President of Servicing, Information Technology and Retail Lending
                                                 since 1999.  Mr. Huffman has served on the Fannie Mae's Secondary
                                                 Marketing Advisory Council from 1996 to 1998.  Robert C. Huffman is the son of Charles C. Huffman.

Howard M. Nathan                    31         Director of Pelican Financial and Vice President and Chief Financial
                                                 Officer of Pelican Financial and Washtenaw since April 2000.
                                                 Controller of Washtenaw from December 1999 to March 2000.
                                                 Previously worked as Controller of Adval Communications from April
                                                 1999 to November 1999.  Adval Communications was in the broadcast messaging industry.  Worked at Arthur Andersen from December 1998 to March 1999 as Senior Auditor.  Employed at Grant Thornton, LLP
                                                 from September 1996 to November 1998 as a Senior Auditor.  Worked
                                                 at Republic Bancorp Mortgage from December 1992 to August 1996 in various positions including Controller for the final year.

----------------
(1)      As of December 31, 2000

         DIRECTORS CONTINUING IN OFFICE. The directors continuing in office are:

NAME OF INDIVIDUAL                   AGE (1)           PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
--------------------------------     -------   ----------------------------------------------------------
Charles C. Huffman                      57     Chief Executive Officer and Chairman of the Board of Pelican
                                                 Financial and Pelican National Bank since March 1997.
                                                 Chairman of the Board of Washtenaw Mortgage Company since
                                                 founding in 1981.
Raleigh E. Allen, Jr.                   58     Director of Pelican Financial since March 1999.  Mr. Allen has been employed by Ross Mortgage as a Vice President since April, 1999.
                                                 Mr. Allen was employed by the Mortgage Guaranty Insurance
                                                 Corporation from 1973 until December 1998, most recently serving as an Account Manager for Eastern Michigan.

Brenda L. Jones                         38     Director of Pelican Financial since November 1999.  Ms. Jones has been employed by Arbor Text as Vice President of Services since
                                                 the fall of October, 2000.   Ms. Jones was employed by NSF
                                                 International, until September 2000 as Vice President and Chief
                                                 Information Officer since 1998.  From 1991 to 1998, Ms. Jones was employed by Coopers & Lybrand, Detroit, Michigan, most recently as the Director of Entrepreneurial Consulting.

Timothy J. Ryan                         50     Director of Pelican Financial since October 2000.  Mr. Ryan has been
                                                 a consultant to the mortgage industry since July 2000.   From
                                                 January 1983 to June 2000 Mr. Ryan was employed by Fannie Mae, most recently as Vice President - Technology Marketing.

NAME OF INDIVIDUAL                   AGE (1)           PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
--------------------------------     -------   ----------------------------------------------------------
S. Lynn Stokes                          54     Director of Pelican Financial since July 1999.  Consultant to the financial institution industry since 1986 from his office in Sun
                                                 Center City, Florida.

Michael D. Surgen                       45     Director of Pelican Financial since October 1998.  President and a director of Pelican National since 1998.  From 1996 to 1998, self-employed managing own investments.  From 1981 to 1996, employed by Eastern Savings Bank, FSB, Hunt Valley, Maryland,
                                                 serving as President from 1992 to 1996 and as an Executive Vice
                                                 President from 1981 to 1992.

----------------
(1)      As of December 31, 2000.

         THE BOARD OF DIRECTORS AND COMMITTEES. Our Board of Directors generally meets on a quarterly basis, as needed. During the year ended December 31, 2000, our Board of Directors met four times. No director attended fewer than 75% in the aggregate of (a) the total number of board meetings held while the director was a member during the year ended December 31, 2000 and (b) the total number of meetings held by committees on which the director served during the year.

         Our full Board of Directors acts as a nominating committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from shareholders for nominees nor, conditioned on compliance with the procedural requirements contained in our Certificate of Incorporation, established any procedures for this purpose. Our Board of Directors met one time in its capacity as the nominating committee during 2000.

         We do not have a compensation committee at the holding company level because Pelican Financial has no employees. Pelican National's and Washtenaw's full Boards of Directors act as compensation committees for both Washtenaw and Pelican National, respectively. Washtenaw's Board met zero time in this capacity during 2000 and Pelican National's Board met one time in this capacity during 2000 to examine the performance and approve the compensation of the officers. Employee members of the Boards of Directors do not participate in the consideration of their own compensation.

         Our Audit Committee consists of directors Raleigh E. Allen, Jr., Brenda Jones and S. Lynn Stokes. These directors fulfill all independence requirements of the American Stock Exchange. The purpose of the Audit Committee is to direct the activities of the external auditors to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, and employees. The Audit Committee is responsible for reviewing our auditing programs, overseeing the quarterly regulatory reporting process, overseeing internal compliance audits as necessary, receiving and reviewing the results of each external audit, and reviewing management's response to auditors' recommendations. The Audit Committee met three times in 2000.

         RECOMMENDATION. The Board recommends a vote "FOR" all three nominees for director.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

         We have appointed Crowe Chizek and Company LLP as independent public accountants for the year ending December 31, 2001. If you do not ratify the selection of independent accountants, the Audit Committee and the Board will reconsider the appointment. However, even if you ratify the selection, the

Board may still appoint new independent accountants at any time during the year if it believes that a change would be in our best interests and the best interest of our shareholders.

         RECOMMENDATION. The Board of Directors recommends a vote "FOR" the ratification of the selection of Crow Chizek and Company LLP as Pelican Financial's independent accountants for the year ending December 31, 2001.

                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

HOW DO WE COMPENSATE DIRECTORS?

         Non-employee directors of Pelican Financial receive $400 per meeting of the Board of Directors attended. Each member of the Board of Directors of Pelican National receives a fee of $400 per month. Additionally, each non-employee member of a committee of the Board of Directors of Pelican Financial receives a fee of $100 per committee meeting. Members of the Board of Directors of Washtenaw Mortgage do not receive a fee for service on the Board of Washtenaw Mortgage. We paid a total of $7,700 in the year ended December 31, 2000 as directors' fees. Directors are also eligible to receive stock options and stock appreciation rights pursuant to Pelican Financial's stock option and incentive plan. See "- Stock Option and Incentive Plan."

HOW DO WE COMPENSATE EXECUTIVE OFFICERS?

         SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION. We have no full time employees, but rely on the employees of Washtenaw Mortgage and Pelican National for the limited services that we require. All compensation paid to our officers and employees is paid by Washtenaw Mortgage or Pelican National, as appropriate.

         The following table contains information on the cash and non-cash compensation awarded to or earned by our Chief Executive Officer and each executive officer of Pelican Financial that earned a salary and bonus in excess of $100,000 during the fiscal years ended December 31, 2000, 1999, and 1998. No other executive officer of Pelican Financial or person performing a similar policy making function for us had a salary and bonus in excess of $100,000 during these same periods for services rendered in all capacities to Pelican Financial.

                                                                                             LONG TERM
                                                            ANNUAL COMPENSATION             COMPENSATION
                                                 ----------------------------------------   -----------
                                                                              OTHER          SECURITIES
                                      PERIOD                                  ANNUAL          UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION           ENDED       SALARY        BONUS     COMPENSATION(1)    OPTIONS (#)       COMPENSATION
----------------------------------    -------    --------      -------   ----------------    -----------       ------------
Charles C. Huffman                  12/31/00     $226,618         $300          $0                   0          $2,550 (2)
Chief Executive Officer and         12/31/99      225,750      449,117           0              50,000           2,400 (2)
  Chairman of the Board of          12/31/98      225,543      645,303           0               2,000           2,400 (2)
  Pelican Financial; Chairman of
  the Board of Pelican National
  and Washtenaw Mortgage

Michael Surgen                      12/31/00     $145,450     $182,208          $0                   0          $8,969 (3)
  Director of Pelican Financial;    12/31/99      145,000       75,000           0                   0           6,969 (4)
  President of Pelican National     12/31/98       99,263        2,384           0              62,000           4,050 (5)

-----------------------
(FOOTNOTES ON NEXT PAGE)

(FOOTNOTES FROM PREVIOUS PAGE)
(1)      For the years December 31, 2000, 1999 and 1998, there were no:
         a.   perquisites  over the  lesser of  $50,000 or 10% of any of the above named executive officers' total salary and bonus;
         b.   payments of above-market preferential earnings on deferred compensation;
         c.   tax payment reimbursements; or
         d.   preferential discounts on stock.
(2) Represents amounts contributed to Pelican Financial's 401(k) plan for the account of Mr. Huffman.
(3) Represents $2,550 contributed to Pelican Financial's 401(k) plan for the account of Mr. Surgen, payment of an auto allowance of $5,400 and $1,019 paid by the company for a life insurance policy.
(4) Represents payment of an auto allowance of $5,950 and $1,019 paid by the company for a life insurance policy.
(5)      Represents payment of an auto allowance of $4,050.

WHAT OTHER BENEFITS DO DIRECTORS AND EXECUTIVE OFFICERS RECEIVE?

         401(K) SAVINGS PLAN. We sponsor a tax-qualified defined contribution savings plan (commonly known as a 401(k) Plan) for the benefit of our employees and the employees of Washtenaw Mortgage and Pelican National. Employees become eligible to participate in the 401(k) Plan after reaching age 21 and completing one year (including 1,000 hours) of service. Pursuant to the 401(k) Plan, employees may voluntarily elect to defer compensation, not to exceed applicable limits under the Code (I.E., $10,000 in calendar year 1999). We match 50% of the employee contributions up to 3.0% of the participant's contribution. Matching contributions vest over a six year period beginning after the second year at a rate of 20% per year, or become 100% vested upon termination of employment due to death, disability, or retirement. We may make additional contributions but are not obligated to do so. Employee contributions are immediately vested.

         Benefits are payable upon termination of employment, retirement, death, disability, or plan termination. Normal retirement age pursuant to the 401(k) Plan is age 65. Additionally, funds in the 401(k) Plan may be distributed upon application to the plan administrator upon severe financial hardship in accordance with uniform guidelines which comply with those specified by the Internal Revenue Code. It is intended that the 401(k) Plan operate in compliance with the provisions of the Employee Retirement Income Security Act of 1974 (otherwise known as "ERISA"), and the requirements of Section 401(a) of the Internal Revenue Code. For the years ended December 31, 2000, 1999 and 1998 we incurred expenses of approximately $60,000, $51,000, and $77,000, respectively relating to the 401(k) Plan.

         STOCK OPTION AND INCENTIVE PLAN.

         Our Board of Directors and the Boards of Directors of Pelican National and Washtenaw Mortgage adopted the 1997 Stock Option and Incentive Plan upon completion of the organization of Pelican National. 400,000 shares of common stock were reserved for issuance by us to be issued upon the exercise of stock options to be granted to our officers, directors, and employees and the officers, directors, and employees of Pelican National and Washtenaw Mortgage from time to time pursuant to the option plan. The purpose of the option plan is to provide additional performance and retention incentives to officers, directors, and employees by facilitating their purchase of a stock interest in us. The option plan provides for a term of 10 years, after which no awards could be made, unless earlier terminated by the Board of Directors of Pelican Financial pursuant to the option plan. Directors and executive officers of Pelican Financial, Pelican National, and Washtenaw Mortgage received an initial grant of options upon the consummation of the organization of Pelican National. The options vest over a period determined by the option plan committee. Options are granted based upon several factors, including seniority, job duties and responsibilities, job performance, and our overall performance.

         We receive no monetary consideration for the granting of stock options pursuant to the option plan, however, we receive the option price for each share issued to optionees upon the exercise of the options. Shares issued as a result of the exercise of options will be either authorized but unissued shares or shares we purchase in the open market, however, no purchases in the open market will be made that would violate applicable regulations restricting purchases by Pelican Financial. The exercise of options and payment for the shares received would contribute to our equity.

         During the year ended December 31, 2000, we granted 5,000 options pursuant to the option plan. At December 31, 2000, there were options covering 212,000 shares of common stock outstanding pursuant to the option plan. As of December 31, 2000, no options granted pursuant to the option plan have been exercised.

         The following table shows for the year ended December 31, 2000 (a) the number of shares underlying options granted to each of the named persons, (b) the percentage of all grants to employees which the grant to the named person represents, (c) the exercise price of the option, and (d) the expiration date of the option.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR                                     POTENTIAL REALIZABLE
                                                                                                     VALUE AT
                             NUMBER OF                                                        ASSUMED ANNUAL RATE OF
                             SECURITIES    PERCENT OF TOTAL                                     STOCK PRICE APPRECIATION
                             UNDERLYING      OPTIONS/SARS    EXERCISE OR                           FOR OPTION TERM
                            OPTIONS/SARS      GRANTED TO         BASE          EXPIRATION     --------------------------
NAME                          GRANTED (#)       EMPLOYEES     PRICE ($/SH)        DATE         5% ($)      10% ($)
------------------          ------------   ---------------   -------------     ----------     -------      --------
Charles C. Huffman......         0               0%                $0              -              $0            $0
Michael D. Surgen.......         0               0                  0              -              $0            $0

         The following table contains information on (a) the number of shares acquired by any of the named persons upon exercise of stock options during the year ended December 31, 2000, (b) the value realized through the exercise of any options, and (c) the number of unexercised options held by the person, including both those which are presently exercisable and those which are not presently exercisable.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES


                                  SHARES                           NUMBER OF               VALUE OF UNEXERCISED
                                 ACQUIRED        VALUE        UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
NAME                             ON EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                             -----------    --------    -------------------------    -------------------------
Charles C. Huffman............       0              0          10,800      52,000             $0        $0
Michael D. Surgen.............       0              0          14,000      48,000              0         0

         EMPLOYMENT AGREEMENT WITH THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF PELICAN NATIONAL BANK. Pelican National entered into an employment agreement in March 31, 1998 with Michael D. Surgen, President and Chief Executive Officer of Pelican National and a director of Pelican Financial and Pelican National. The employment agreement provides for a term of five years, with the initial annual base salary payable by Pelican National in the amount of $120,000. The base salary can be increased each year at the discretion of Pelican National's Board of Directors. The employment agreement will terminate upon Mr. Surgen's death or medical or legal disability and is terminable by Pelican National for "just cause" as defined in the Employment Agreement. If there is a termination for just cause, no severance benefits are available. If Pelican National terminates Mr. Surgen without just cause, Mr. Surgen will be entitled to a severance payment in the amount of 25% of his base salary then in effect and Pelican National must repurchase or arrange for the sale of any common stock owned by Mr. Surgen at the book value thereof.

         The employment agreement also provides that Mr. Surgen will be granted incentive stock options to purchase 80,000 shares of common stock pursuant to Pelican Financial's stock option and incentive plan upon the achievement of certain performance goals in the first five years of Pelican National's operation. Mr. Surgen will forfeit options related to 20,000 shares per year in which the performance goals are not met. In addition, Mr. Surgen is also entitled to be granted options to purchase an additional 20,000 shares per year through the sixth year of Pelican National's operations for superior performance, which is defined in the employment agreement as a return on equity in excess of 13.5% and a return on assets in excess of 1.10%.

                        REPORT OF THE BOARDS OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

WHAT IS OUR PHILOSOPHY ON EXECUTIVE COMPENSATION?

         Because we do not have any employees, compensation decisions are made by the Pelican National and Washtenaw Mortgage Boards of Directors applicable to employees of the respective companies. For Washtenaw Mortgage this included Charles C. Huffman, Robert C. Huffman and Howard M. Nathan. For Pelican National this included Michael D. Surgen. Executive officers that also sit on the Board of Directors with responsibility for determining their salaries do not participate in their own compensation decisions.

         As an organization, we have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. Our compensation practices encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.

         There are three principal components of the executive compensation program. These components are base salary compensation, bonus compensation (performance compensation), and incentive compensation.

         BASE SALARY. For 2000, we determined the base salary compensation for each of the executive officers. We first established a range of base salary compensation for each executive. The salary range is based on compensation committee recommendations and other salary information and considerations for people in comparable positions with comparable sized companies within the wholesale banking sector for Washtenaw Mortgage and the retail banking sector for Pelican National. Washtenaw Mortgage and Pelican National attempt to compensate its executives by paying base salary equivalent to the average of the peer group. This reflects our desire to pay a base salary that is competitive with our peers while at the same time aligning the compensation structure of Pelican Financial with shareholders by providing the executive officers with a bonus tied to performance.

         We predicate the base salary on the executive's ability, experience, past and potential performance and contribution to Pelican Financial, Washtenaw Mortgage, and Pelican National, as appropriate. Furthermore, we seek to establish the base salary so that we will have the ability to increase these base salaries within the salary ranges in future years based on the executive's performance. The full Boards of Directors approved the actual base salary for each executive officer.

         We will evaluate and adjust the range of each executive's base salary, if appropriate, in subsequent years, based on future salary surveys, comparable salary information and other considerations. Base salary adjustments for each executive will be predicated primarily on performance and the executive's position in the base salary range. We conduct performance evaluations at least annually. We base the evaluations on results achieved. These results are measured against specific performance standards established at the beginning or during the course of the year. For example, Michael D. Surgen's compensation is heavily dependent on performance objectives and standards based on, among other things, deposit growth, loan growth, fee income, expense control, and net earnings.

         BONUS. We base bonus compensation on various financial indicators. For Pelican National, these indicators are such things as return on equity, return on assets, and other specific performance criteria. Pelican National must achieve a minimum return on equity and return on average assets for Michael D. Surgen to receive a bonus. This criterion provided for a minimum return on average equity of 10.0% and a minimum return on average assets of 1.125% for 2000. Pelican National's actual return on average equity for 2000 was 13.47% and return on average assets for 2000 was 1.35%.

         Washtenaw Mortgage has adopted a bonus program whereby a bonus pool is created for the benefit of executive officers, managers, and directors of Washtenaw Mortgage. The bonus pool consists of 25% of Washtenaw Mortgage's net income before taxes and bonus. Based on a formula for the distribution of the bonus pool, Howard M. Nathan, Vice President and Chief Financial Officer of Washtenaw Mortgage is entitled to receive 10%, Robert C. Huffman, president of Washtenaw Mortgage, is entitled to receive 25% of the total bonus pool and Charles C. Huffman, chairman of the Board of Washtenaw Mortgage, is entitled to receive 35% of the total bonus pool. No bonuses were paid in connection to the program in 2000.

         INCENTIVE COMPENSATION. We have two compensation plans that provide long-term incentives for our executive officers. They are the stock option and incentive plan and the 401(k) Plan.

         The stock option plan aligns the interests of key employees, including the executive officers, with those of our shareholders. We provide these employees with an incentive to achieve superior performance by granting them long-term options to purchase our common stock at a fixed exercise price that equals the fair market value of the underlying stock on the date of the grant. The Stock Option Committee administers the stock option plan. This committee has the authority to select the key employees eligible for the stock options and the number of options they will receive. The members of the Stock Option Committee do not utilize any performance goals in determining the number of options to be granted, nor do they consider the number of options previously granted to an executive officer. Rather, the members base the award of stock options on their own analysis of that employee's contribution to Pelican Financial, including an assessment of the employee's responsibilities, as well as the employee's commitment to our future. In 2000, the Stock Option Committee awarded stock options to the executive officers and in the amounts set forth above under "Director and Executive Officer Compensation."

The 401(k) Plan primarily provides retirement benefits to all eligible employees, including the executive officers. A summary description of the 401(k) Plan is set forth above under "Director and Executive Officer Compensation."

HOW DO WE COMPENSATE OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER?

Mr. Huffman, the President and Chief Executive Officer of Pelican Financial and Chairman of the Boards of Washtenaw Mortgage and Pelican National, received compensation for his services during 2000 based primarily on review of compensation paid for similarly sized companies within the Mortgage Banking Industry.

Pelican Financial uses the average base salary and average bonus amounts paid to Chief Executive Officers of Independent Mortgage Companies for similarly sized mortgage banking companies as published in the 1998 Mortgage Bankers Association's Mortgage Banking Compensation survey as its guide in setting the compensation of Mr. Huffman.

Dated: January 18, 2001

FOR WASHTENAW MORTGAGE                   FOR PELICAN NATIONAL                   FOR THE STOCK OPTION COMMITTEE
----------------------                   --------------------                   ------------------------------
Charles C. Huffman, Chairman             Charles C. Huffman, Chairman           Charles C. Huffman, Chairman
Robert C. Huffman                        Michael Carr                           Raleigh E. Allen, Jr.
Howard M. Nathan                         Jay Crandall                           Michael L. Hogan
                                         Robert Fenton                          Brenda L. Jones
                                         Michael Surgen                         S. Lynn Stokes
                                         Jeffrey Zimm                           Michael D. Surgen
                                         Brad Towle


REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION NOT TO BE INCORPORATED BY REFERENCE.

         This report of the Board of Directors on executive compensation should not be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Charles C. Huffman, Director, President, and Chief Executive Officer of Pelican Financial, and Michael D. Surgen, Director of Pelican Financial and President of Pelican National, serve on the Board of Directors of Pelican National. Howard M. Nathan, Vice President and Chief Financial Officer of Pelican Financial and Washtenaw Mortgage, also serves on the Board of Directors of Pelican Financial. Charles C. Huffman, President of Washtenaw Mortgage, also sits on the Board of Directors of Pelican Financial. Executive officers that also sit on the Board of Directors with responsibility for determining their salaries do not participate in deliberations with regard to their own compensation. None of the members of the Stock Option Committee during 2000 were an officer or employee of Pelican Financial, Washtenaw Mortgage, or Pelican National.

                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in our cumulative total shareholder return (stock price appreciation plus reinvested dividends) on our common stock with (i) American Stock Exchange Index of US listed companies, (ii) the Nasdaq Financial Institution Index, a published line of business index and (iii) the SNL Bank Index consisting of publicly traded banks with less than $250 million in assets. The graph assumes an initial investment of $100 on November 11, 1999, the date our common stock began to be traded on the American Stock Exchange following the completion of our initial public offering and reinvestment of dividends. The point on the graph represents the performance as of the last business day of the year. The graph is not necessarily indicative of future price performance.

                                    [GRAPH]


                                                                     PERIOD ENDING
                                         ----------------------------------------------------------------------
INDEX                                        11/11/99   12/31/99    03/31/00   06/30/00    09/30/00   12/31/00
---------------------------------------------------------------------------------------------------------------
Pelican Financial, Inc.                        100.00      53.10       58.41      47.79       38.94      26.55
AMEX                                           100.00     107.50      123.20     114.73      116.99     110.05
NASDAQ Financial Index                         100.00      96.65       90.69      84.08       98.77     105.62
SNL -LESS THAN- $250M Bank Index               100.00      94.16       86.32      88.56       92.35      93.22

                          REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee is responsible for overseeing our financial reporting process on behalf of the Board of Directors. A copy of the charter is included in Exhibit A to this proxy statement.

         Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

         The Audit Committee reviewed with Reeves & Pearigen, internal auditors for Pelican National, and the independent accountants the overall scope and specific plans for their respective audits.

         Without management representation, the Audit Committee met separately with the independent accountants to review the results of their audit, their evaluation of our internal controls, and the overall quality of the our accounting and financial reporting.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board of Directors, the selection of our independent accountants, Crowe, Chizek and Company LLP. The firm has discussed with the Audit Committee and provided written disclosures to the Audit Committee on (1) that firm's independence as required the Independence Standards Board and (2) the matters required to be communicated under generally accepted auditing standards.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

           Crowe Chizek, who performed audit services for us in 2000, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission, has served as our accountants since 1998. Crowe Chizek performed all of its services in 2000 at customary rates and terms. Representatives of Crowe Chizek will be present at the meeting, will be available to respond to your appropriate questions and will be able to make such statements as they desire.

         The aggregate fees billed for 2000 for each of the following categories are set forth as below:

                  Audit and review of our 2000 financial statements             $92,000

                  All other services                                            $1,340

         "All other services" includes (i) tax planning and the preparation of tax returns for our company, (ii) acquisitions due diligence reviews and integration services, and (iii) evaluating the effect of various accounting issues and changes in professional standards.

The Audit Committee reviews summaries of the services provided by Crowe, Chizek and Company LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Crowe, Chizek and Company LLP.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have adopted a policy that all transactions between Pelican Financial and our officers, directors, and shareholders owning 5% or more of the common stock will be made on terms no less favorable than could be obtained from third parties.

         Pelican National, like many financial institutions, has adopted a policy regarding the making of loans to officers and directors. The policy provides that these loans:

         o        Will be made in the ordinary course of business,

         o Will be made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Pelican National's other customers, and

         o Will not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by Pelican National to its directors and executive officers are required to comply with regulations restricting loans and other transactions with affiliated persons of Pelican National.

         Washtenaw Mortgage has adopted a policy giving all employees, including officers and directors, discounts on mortgage loans. Washtenaw Mortgage makes these loans on terms that yield no profit or loss to Washtenaw Mortgage upon the sale of the loan to the secondary market. The following table contains information regarding the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director of Pelican Financial who are or were indebted to Washtenaw Mortgage or Pelican National at any time since January 1, 2000 in an amount in excess of $60,000.

         The information below includes amounts originated before December 31, 2000.

                                                              LARGEST AMOUNT
                                 DATE OF       TYPE OF      OUTSTANDING SINCE        BALANCE AT         INTEREST
NAME AND POSITION                  LOAN          LOAN         JANUARY 1, 2000     DECEMBER 31, 2000       RATE
--------------------------     -----------  -------------   ------------------  --------------------  --------
Adam and Jennifer Goldstein      3-19-99       Mortgage          $ 74,298                   $0            5.875%
   Relation to Charles C.
   Huffman, President, CEO,
   and Chairman of Pelican
   Financial; Chairman of
   Washtenaw and Pelican
   National

Michael D. Surgen                7-24-98     Home Equity         $124,887              100,507             9.00%
   Director of Pelican
   Financial; President of
   Pelican National

R. Charles Huffman               8-25-98       Mortgage          $221,910                    0            6.000%
   Relation to Charles C.
   Huffman, President, CEO,
   and Chairman of Pelican
   Financial; Chairman of
   Washtenaw and Pelican
   National

         Ernest Merlanti, a director of Pelican Financial until October 2000, and his spouse own Personnel Systems, Inc., a personnel consulting company which provides consulting services to Washtenaw. Arbor Temporaries, Inc., a wholly-owned subsidiary of Personnel Systems, Inc., provides temporary staffing for Washtenaw. During the year ended December 31, 2000, Washtenaw paid fees for consulting to Personnel Systems, Inc. of $21,528 and for temporary services to Arbor Temporaries, Inc. of $17,151.

         From time to time S. Lynn Stokes provides consulting services to Pelican Financial. During 2000 Pelican Financial paid consulting fees of $1,000 to Mr. Stokes.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. The Securities and Exchange Commission requires executive officers, directors and greater than ten-percent shareholders to furnish to us copies of all forms they file pursuant to this requirement.

         Based solely on our review of these reports and of certifications furnished to us, we believe that during the fiscal year ended December 31, 2000 all executive officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for
__________________________________________________________________.

                           ANNUAL REPORT AND FORM 10-K

         We distribute our Annual Report, which includes our Form 10-K for the year ended December 31, 2000, to our shareholders with this Proxy Statement. The Annual Report to Stockholders is not treated as a part of the proxy solicitation material or as having been incorporated in this Proxy Statement by reference. Our Form 10-K contains our consolidated financial statements and the report thereon of Crowe Chizek and Company LLP, our independent public accountants.

         Upon written request of any person entitled to vote at the meeting, addressed to the Secretary of Pelican Financial, at 315 East Eisenhower, Ann Arbor, Michigan 48108, we will provide, without charge, an individual copy of the our Annual Report, which includes our Form 10-K, without exhibits, including the financial statements and the schedules filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                            PROPOSALS BY SHAREHOLDERS

         If you wish to submit a proposal for consideration at the Annual Meeting of Shareholders to be held in 2002, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934. To be eligible for inclusion in our proxy statement and proxy material, our Secretary must receive your proposals no later than November 23, 2001.


                                           PELICAN FINANCIAL, INC.

                                           /s/ Charles C. Huffman

                                           Charles C. Huffman
                                           President and Chief Executive Officer

Dated:  March 28, 2001
Ann Arbor, Michigan

                                                                       Exhibit A

                             AUDIT COMMITTEE CHARTER


CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent auditors and contract internal auditor(s).

o Provide an open avenue of communication among the independent auditors, financial and senior management, the contract internal auditor(s), compliance officer(s) and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For this purpose, the Board has adopted the American Stock Exchange's definition of what constitutes an outside Director and will update that definition from time to time as may become necessary. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, those involved in the Company's internal auditing and compliance activities and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. When necessary these meetings may be conducted by conference call.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any related reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3. Review the regular internal reports to management prepared by the Company's contract internal auditor(s) or compliance officer(s) and management's response.


Independent Auditors

4. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors.

5. On an annual basis, the Committee should obtain from the outside auditors a formal written statement, consistent with ISB Standard No. 1, delineating all relationships between the auditor and the company. In addition, the audit committee should actively engage the independent auditors in a dialogue with respect to any relationships or services disclosed by this process that might impact the objectivity and independence of the auditor. Where necessary the Committee will take, or recommend that the full board take, any appropriate action which may be necessary to insure the independence of the outside auditor.

6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

7. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

8. In consultation with the independent auditors and the contract internal auditor(s), review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management, or the contract internal auditor(s).

Process Improvement

10. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the contract internal auditor(s) regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management, the independent auditors and the Company's contract internal auditor(s) any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent auditors or the contract internal auditor(s) in connection with the preparation of the financial statements.

13. Review with the independent auditors, the contract internal auditor(s), the compliance officer(s) and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

16. Review activities and qualifications of the contract internal auditor(s) hired by the Company.

17. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies and any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                REVOCABLE PROXY
                            PELICAN FINANCIAL, INC.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter that may properly come before the Meeting.

    Should the signatory(ies) be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

    The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 28, 2001, and an Annual Report to Stockholders.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

/X/     PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE USING
        DARK INK ONLY.

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS 1 AND 2.

1.   The election    FOR     WITHHELD                                 2.   The ratification      FOR    AGAINST  ABSTAIN
     as directors    / /       / /     NOMINEES:  Michael L. Hogan         of the appointment    / /      / /      / /
     the nominees                                 Robert C. Huffman        of Crowe Chizek
     listed                                       Howard M. Nathan         and Company LLP as
     below:                                                                independent
                                                                           auditors of
                                                                           Pelican Financial,
                                                                           Inc. for the
                                                                           fiscal year ending
                                                                           December 31, 2001.

INSTRUCTIONS: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE,
INSERT THE NOMINEE'S NAME ON LINE PROVIDED BELOW.

------------------------------------------------                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                      DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                                                      TO BE HELD ON APRIL 25, 2001 (THE "MEETING").
                                                                      The undersigned hereby appoints the Board of
                                                                      Directors of Pelican Financial, Inc. (the
                                                                      "Company"), or its designee, with the power of
                                                                      substitution, to act as attorneys and proxies for
                                                                      the undersigned, to represent and to vote, as
                                                                      designated below, all shares of Common Stock of
                                                                      the Company, which the undersigned is entitled to
                                                                      vote at the Meeting and at any adjournment
                                                                      thereof.

                                                                      Please check here if you plan to attend the
                                                                      meeting.
                                                                                       / /
SIGNATURE(S) ------------------------ DATED ----------------
Note: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or
      guardian, please give your full title. If shares are held
      jointly, each holder should sign.